Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending March 31, 2012

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of April 25, 2012, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

  Cincinnati Financial Corporation

  Supplemental Financial Data

  First Quarter 2012

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2012 Supplemental Financial Data 3

Cincinnati Financial Corporation

Quick Reference - First Quarter 2012

(all data shown is for the three months ended or as of March 31, 2012)

		Year over year change %			Year over year change %
	3/31/2012			3/31/2012
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$626	6	Commercial lines loss and loss expenses	$348	(7)
Personal lines net written premiums	193	12	Personal lines loss and loss expenses	174	23
Excess & surplus lines net written premiums	24	33	Excess & surplus lines loss and loss expenses	17	13
Property casualty net written premiums	843	8	Life and accident and health losses and policy benefits	43	(4)
Life and accident and health net written premiums	49	12	Underwriting, acquisition and insurance expenses	274	5
Annuity net written premiums	16	(72)	Interest expenses	14	8
Life, annuity and accident and health net written premiums	65	(37)	Other operating expenses	4	0
Commercial lines net earned premiums	568	5	Total benefits & expenses	874	2
Personal lines net earned premiums	209	10	Income before income taxes	112	49
Excess & surplus lines net earned premiums	21	40	Total income tax	26	86
Property casualty net earned premiums	798	7
Fee revenue	1	0	Balance Sheet:
Life and accident and health net earned premiums	41	11
Investment income	131	0	Fixed maturity investments	$8,956
Realized gains on investments	13	8	Equity securities	3,131
Other revenue	2	(33)	Other invested assets	66
Total revenues	986	6	Total invested assets	$12,153

			Equity in net assets of subsidiaries	$4,908

			Loss and loss expense reserves	$4,347
			Life policy and investment contract reserves	2,240
Income:			Total debt and capital lease obligation	937
			Shareholders' equity	5,207
Operating income	$77	43
Net realized investment gains and losses	9	29	Key ratios:
Net income	86	41
			Commercial lines GAAP combined ratio	94.2%
			Personal lines GAAP combined ratio	110.9
			Excess & surplus lines GAAP combined ratio	113.6
			Property casualty GAAP combined ratio	99.1
Per share (diluted):
			Commercial lines STAT combined ratio	92.4%
Operating income	$0.48	45	Personal lines STAT combined ratio	114.8
Net realized investment gains and losses	0.05	0	Excess & surplus lines STAT combined ratio	113.5
Net income	0.53	39	Property casualty STAT combined ratio	98.8
Book value	32.07	3
Weighted average shares in thousands	163,145	0	Value creation ratio	4.6%

CINF First-Quarter 2012 Supplemental Financial Data 4

Cincinnati Financial Corporation and Subsidiaries

Consolidated Statements of Income for the Three Months Ended March 31, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$842	$-	$-	$-	$842
Life	-	-	52	-	-	52
Accident health	-	-	2	-	-	2
Premiums ceded	-	(44)	(13)	-	-	(57)
Total earned premium	-	798	41	-	-	839
Investment income	10	87	34	-	-	131
Realized gain on investments	-	12	1	-	-	13
Fee revenue	-	1	-	-	-	1
Other revenue	4	-	-	2	(4)	2
Total revenues	$14	$898	$76	$2	$(4)	$986

Benefits & expenses:
Losses & policy benefits	$-	$541	$53	$-	$-	$594
Reinsurance recoveries	-	(2)	(10)	-	-	(12)
Underwriting, acquisition and insurance expenses	-	252	22	-	-	274
Other operating expenses	8	-	-	1	(5)	4
Interest expense	13	-	-	1	-	14
Total expenses	$21	$791	$65	$2	$(5)	$874

Income (loss) before income taxes	$(7)	$107	$11	$-	$1	$112

Provision (benefit) for income taxes:
Current operating income	$(7)	$24	$(1)	$-	$-	$16
Capital gains/losses	-	4	-	-	-	4
Deferred	3	(2)	5	-	-	6
Total provision (benefit) for income taxes	$(4)	$26	$4	$-	$-	$26

Operating income (loss)	$(3)	$73	$6	$-	$1	$77

Net income (loss) - current year	$(3)	$81	$7	$-	$1	$86

Net income (loss) - prior year	$-	$73	$(12)	$-	$-	$61

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2012 Supplemental Financial Data 5

Cincinnati Financial Corporation Insurance Subsidiaries

Selected Balance Sheet Data

(In millions)
	12/31/12	9/30/12	06/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Cincinnati Insurance Consolidated
Fixed maturities (fair value)				$6,004	$5,917	$5,975	$5,954	$5,850
Equities (fair value)				2,264	2,131	1,865	2,113	2,203
Short-term investments (fair value)				-	-	-	-	-
Fixed maturities - pretax net unrealized gain				482	461	439	388	320
Equities - pretax net unrealized gain				731	594	361	631	670
Loss and loss expense reserves - STAT				3,938	3,906	4,013	3,971	3,853
Equity GAAP				4,864	4,740	4,507	4,686	4,706
Surplus - STAT				3,835	3,747	3,513	3,743	3,833

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$2,736	$2,629	$2,652	$2,528	$2,449
Equities (fair value)				17	16	28	37	102
Short-term investments (fair value)				-	-	-	-	-
Fixed maturities - pretax net unrealized gain				223	195	197	174	149
Equities - pretax net unrealized gain (loss)				7	6	12	19	25
Equity - GAAP				792	770	766	779	752
Surplus - STAT				281	281	268	309	308

CINF First-Quarter 2012 Supplemental Financial Data 6

Consolidated Cincinnati Insurance Companies

Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2012	2011	Change	% Change
Underwriting income
Net premiums written	$843	$778	$65	8
Unearned premiums increase	45	33	12	36
Earned premiums	$798	$745	$53	7

Losses incurred	$446	$435	$11	3
Allocated loss expenses incurred	45	45	-	nm
Unallocated loss expenses incurred	48	50	(2)	(4)
Other underwriting expenses incurred	261	236	25	11
Workers compensation dividend incurred	3	14	(11)	(79)

Total underwriting deductions	$803	$780	$23	3
Net underwriting losses	$(5)	$(35)	$30	86

Investment income
Gross investment income earned	$89	$91	$(2)	(2)
Net investment income earned	88	90	(2)	(2)
Net realized capital gains	6	22	(16)	(73)
Net investment gains (excl. subs)	$94	$112	$(18)	(16)
Dividend from subsidiary	-	-	-	-
Net investment gains (net of tax)	$94	$112	$(18)	(16)

Other income	$1	$1	$-	nm

Net income before federal income taxes	$90	$78	$12	15
Federal and foreign income taxes incurred	$24	$13	$11	85
Net income (statutory)	$66	$65	$1	2

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

*Excludes CSU Producers Resources Inc.

CINF First-Quarter 2012 Supplemental Financial Data 7

Consolidated Cincinnati Insurance Companies

Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000				$10	$21	$18	$6	$11		$16		$34		$56
New losses $1,000,000-$4,000,000				31	47	44	33	49		83		127		173
New losses $250,000-$1,000,000				43	53	59	51	54		106		165		217
Case reserve development above $250,000				67	68	57	51	34		85		142		210
Large losses subtotal				$151	$189	$178	$141	$148		$290		$468		$656
IBNR incurred				19	(11)	-	18	32		51		51		39
Catastrophe losses incurred				89	(25)	90	289	41		330		419		395
Remaining incurred				187	194	234	218	213		430		664		859
Total losses incurred				$446	$347	$502	$666	$434		$1,101		$1,602		$1,949
Commercial Lines
New losses greater than $4,000,000				$10	$21	$18	$6	$11		$16		$34		$56
New losses $1,000,000-$4,000,000				24	38	40	30	40		70		110		148
New losses $250,000-$1,000,000				31	35	45	39	37		77		122		156
Case reserve development above $250,000				64	58	52	46	31		77		129		187
Large losses subtotal				$129	$152	$155	$121	$119		$240		$395		$547
IBNR incurred				-	(5)	1	11	24		35		36		31
Catastrophe losses incurred				39	(18)	58	157	26		183		241		223
Remaining incurred				105	101	130	124	131		255		385		486
Total losses incurred				$273	$230	$344	$413	$300		$713		$1,057		$1,287
Personal Lines
New losses greater than $4,000,000				$-	$-	$-	$-	$-		$-		$-		$-
New losses $1,000,000-$4,000,000				5	9	4	3	9		13		17		25
New losses $250,000-$1,000,000				8	13	11	10	14		23		35		48
Case reserve development above $250,000				2	8	4	4	3		7		11		19
Large losses subtotal				$15	$30	$19	$17	$26		$43		$63		$92
IBNR incurred				14	(4)	(3)	4	4		9		6		1
Catastrophe losses incurred				49	(6)	32	131	14		145		177		171
Remaining incurred				81	90	103	91	80		170		273		364
Total losses incurred				$159	$110	$151	$243	$124		$367		$519		$628
Excess & Surplus Lines
New losses greater than $4,000,000				$-	$-	$-	$-	$-		$-		$-		$-
New losses $1,000,000-$4,000,000				2	-	-	-	-		-		-		-
New losses $250,000-$1,000,000				4	5	3	2	3		6		8		13
Case reserve development above $250,000				1	2	1	1	-		1		2		4
Large losses subtotal				$7	$7	$4	$3	$3		$7		$10		$17
IBNR incurred				5	(2)	2	3	4		7		9		7
Catastrophe losses incurred				1	(1)	-	1	1		2		1		1
Remaining incurred				1	3	1	3	2		5		6		9
Total losses incurred				$14	$7	$7	$10	$10		$21		$26		$34

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 8

Cincinnati Insurance Companies

Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000				1.3%	2.8%	2.3%	0.8%	1.4%		1.1%		1.5%		1.9%
New losses $1,000,000-$4,000,000				3.9	5.7	5.8	4.6	6.7		5.6		5.7		5.7
New losses $250,000-$1,000,000				5.5	6.6	7.7	7.0	7.3		7.2		7.4		7.2
Case reserve development above $250,000				8.3	8.7	7.5	6.9	4.6		5.8		6.3		6.9
Large losses subtotal				19.0%	23.8%	23.3%	19.3%	20.0%		19.7%		20.9%		21.7%
IBNR incurred				2.3	(1.2)	0.1	2.5	4.4		3.4		2.3		1.4
Total catastrophe losses incurred				11.1	(3.0)	11.7	39.6	5.5		22.3		18.7		13.1
Remaining incurred				23.5	24.5	30.3	29.8	28.5		29.2		29.6		28.2
Total loss ratio				55.9%	44.1%	65.4%	91.2%	58.4%		74.6%		71.5%		64.4%
Commercial Lines
New losses greater than $4,000,000				1.9%	3.9%	3.2%	1.1%	1.9%		1.5%		2.1%		2.6%
New losses $1,000,000-$4,000,000				4.2	6.5	7.3	5.5	7.5		6.5		6.8		6.7
New losses $250,000-$1,000,000				5.5	6.0	8.1	7.4	6.9		7.1		7.5		7.1
Case reserve development above $250,000				11.2	10.3	9.3	8.7	5.7		7.2		7.9		8.5
Large losses subtotal				22.8%	26.7%	27.9%	22.7%	22.0%		22.3%		24.3%		24.9%
IBNR incurred				0.0	(0.8)	0.2	2.0	4.4		3.3		2.2		1.4
Total catastrophe losses incurred				6.8	(3.2)	10.4	29.6	4.9		17.1		14.7		10.2
Remaining incurred				18.4	17.8	23.3	23.3	24.2		23.7		23.6		22.1
Total loss ratio				48.0%	40.5%	61.8%	77.6%	55.5%		66.4%		64.8%		58.6%
Personal Lines
New losses greater than $4,000,000				0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000				2.3	3.9	2.2	2.0	4.8		3.5		3.0		3.3
New losses $250,000-$1,000,000				4.0	6.9	6.0	5.4	7.1		6.2		6.1		6.3
Case reserve development above $250,000				0.9	4.2	1.9	2.3	1.7		2.0		2.0		2.5
Large losses subtotal				7.2%	15.0%	10.1%	9.7%	13.6%		11.7%		11.1%		12.1%
IBNR incurred				6.6	(1.6)	(1.5)	2.4	2.3		2.3		1.0		0.3
Total catastrophe losses incurred				23.3	(3.0)	16.4	73.0	7.4		39.2		31.4		22.5
Remaining incurred				39.1	44.7	53.5	50.6	41.6		46.0		48.6		47.6
Total loss ratio				76.2%	55.1%	78.5%	135.7%	64.9%		99.2%		92.1%		82.5%
Excess & Surplus Lines
New losses greater than $4,000,000				0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000				11.1	0.0	0.0	0.0	0.0		0.0		0.0		0.0
New losses $250,000-$1,000,000				17.7	22.6	13.5	12.4	25.8		18.7		16.8		18.4
Case reserve development above $250,000				5.6	7.6	9.3	2.5	2.7		2.6		5.1		5.8
Large losses subtotal				34.4%	30.2%	22.8%	14.9%	28.5%		21.3%		21.9%		24.2%
IBNR incurred				22.2	(10.4)	12.5	17.1	26.1		21.3		18.1		10.1
Total catastrophe losses incurred				3.7	(0.4)	2.4	4.2	2.8		3.6		3.1		2.2
Remaining incurred				5.4	14.5	3.4	13.4	20.2		16.6		11.8		12.5
Total loss ratio				65.7%	33.9%	41.1%	49.6%	77.6%		62.8%		54.9%		49.0%

*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 9

Cincinnati Insurance Companies

Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000				2	4	3	1	2		3		6		10
New losses $1,000,000-$4,000,000				19	23	25	18	30		48		73		96
New losses $250,000-$1,000,000				101	115	129	122	122		244		373		488
Case reserve development above $250,000				86	108	84	81	68		149		233		341
Large losses total				208	250	241	222	222		444		685		935
Commercial Lines
New losses greater than $4,000,000				2	4	3	1	2		3		6		10
New losses $1,000,000-$4,000,000				15	18	21	15	24		39		60		78
New losses $250,000-$1,000,000				70	76	98	97	85		182		280		356
Case reserve development above $250,000				81	90	72	70	59		129		201		291
Large losses total				168	188	194	183	170		353		547		735
Personal Lines
New losses greater than $4,000,000				-	-	-	-	-		-		-		-
New losses $1,000,000-$4,000,000				2	5	4	3	6		9		13		18
New losses $250,000-$1,000,000				21	31	26	20	29		49		75		106
Case reserve development above $250,000				4	15	9	10	8		18		27		42
Large losses total				27	51	39	33	43		76		115		166
Excess & Surplus Lines
New losses greater than $4,000,000				-	-	-	-	-		-		-		-
New losses $1,000,000-$4,000,000				2	-	-	-	-		-		-		-
New losses $250,000-$1,000,000				10	8	5	5	8		13		18		26
Case reserve development above $250,000				1	3	3	1	1		2		5		8
Large losses total				13	11	8	6	9		15		23		34

The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 10

 Consolidated Cincinnati Insurance Companies

 Agency Direct Written Premiums by Agency State by Line of Business for the Three Months Ended March 31, 2012

(Dollars in millions)			Commercial Lines					Personal Lines				Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	E & S Lines	2012	2011
												Total	Total

OH	$36.2	$24.7	$16.3	$-	$5.1	$6.4	$1.4	$26.1	$20.4	$7.7	$2.6	$146.8	$136.9	8.8	4.4	16.2	7.2
IL	15.0	11.2	7.9	13.6	3.0	1.7	0.8	6.8	5.3	1.9	1.8	69.0	68.0	(2.0)	11.4	45.3	1.3
IN	14.0	10.8	7.5	9.0	2.3	1.4	0.9	7.0	6.7	1.8	2.5	63.8	57.8	9.3	8.7	52.5	10.4
PA	13.3	9.1	9.7	14.5	2.4	1.6	0.6	2.1	1.5	0.9	0.9	56.7	53.4	5.5	13.6	11.8	6.2
GA	7.4	5.8	5.0	3.6	2.2	1.4	0.3	8.1	7.9	2.4	1.6	45.7	41.6	9.6	7.7	60.2	10.0
NC	8.4	7.7	5.2	5.3	4.2	1.9	0.5	4.8	3.5	1.5	0.7	43.5	38.9	6.3	34.9	30.3	11.9
MI	8.7	6.1	4.0	5.1	2.3	1.5	0.5	5.3	4.1	0.9	1.2	39.9	34.2	9.1	37.2	77.6	16.6
WI	7.8	5.5	3.4	9.3	1.1	0.8	0.5	1.8	1.8	0.8	0.6	33.3	29.4	14.0	3.5	89.5	13.3
KY	6.3	6.3	4.4	0.8	1.7	0.8	0.3	5.5	4.6	1.3	0.8	32.7	30.8	6.3	7.3	(11.6)	6.1
VA	7.3	6.2	4.3	4.9	1.3	1.7	0.3	2.3	1.9	0.7	1.1	32.1	32.1	(3.5)	11.1	68.9	nm
TN	6.8	5.9	4.0	2.6	2.9	1.0	0.4	2.9	3.2	1.1	0.5	31.3	28.8	5.6	16.5	99.9	8.7
AL	4.7	5.7	1.9	0.4	2.4	0.8	0.3	4.0	6.4	1.4	0.8	29.0	27.0	6.7	7.4	21.0	7.3
MN	6.1	4.6	2.6	2.1	0.9	0.6	0.4	2.3	2.2	0.6	0.8	23.1	20.9	5.0	27.2	49.9	10.4
MO	4.9	5.0	3.1	2.6	1.8	0.5	0.4	1.1	1.5	0.4	1.3	22.5	20.7	6.6	16.8	20.5	8.6
FL	5.6	5.4	1.8	0.5	0.5	0.5	0.2	2.1	2.9	0.6	0.8	20.7	22.1	(7.5)	(6.6)	29.4	(6.3)
IA	4.7	3.6	2.3	4.8	0.9	0.8	0.2	1.0	1.0	0.4	0.6	20.3	21.6	(9.3)	10.6	49.1	(6.3)
TX	5.9	4.0	4.1	0.7	0.1	0.3	0.3	-	-	-	1.6	17.1	11.6	50.6	nm	23.9	47.6
NY	7.3	2.6	2.6	0.6	0.4	0.5	0.2	-	-	-	0.3	14.5	13.5	6.1	346.8	40.9	6.9
MD	3.9	2.3	3.1	2.2	0.3	0.5	0.2	0.6	0.6	0.2	0.3	14.2	12.8	7.4	59.3	20.1	11.3
AR	2.4	3.8	1.7	0.8	1.5	0.4	0.2	1.2	1.2	0.4	0.6	14.1	11.7	15.7	36.1	47.8	20.3
KS	2.8	2.8	1.5	2.5	0.8	0.4	0.2	1.0	1.3	0.3	0.5	14.1	12.5	11.3	7.7	133.0	12.6
UT	2.9	1.6	2.0	-	0.3	0.6	0.1	1.5	0.7	0.2	0.3	10.2	7.6	29.8	52.4	8.5	33.6
AZ	2.9	1.8	1.8	0.7	0.2	0.3	0.1	0.6	0.5	0.2	0.4	9.7	8.8	5.4	41.1	33.6	10.2
SC	2.3	2.1	1.6	0.9	0.6	0.4	0.1	0.7	0.5	0.2	0.2	9.6	8.5	8.0	40.1	39.5	12.5
MT	3.2	1.4	1.8	-	0.2	0.2	0.1	0.4	0.4	0.1	0.1	8.0	7.9	nm	15.7	(29.4)	1.2
ID	2.7	1.8	1.7	0.1	0.3	0.2	0.1	0.5	0.3	0.1	0.1	8.0	6.4	23.5	33.4	9.2	24.3
NE	1.8	1.8	0.8	1.5	0.6	0.4	0.1	0.2	0.2	0.1	0.5	7.8	7.8	(0.8)	0.1	17.2	0.2
WV	2.0	1.3	1.4	0.4	0.6	0.2	0.1	-	0.1	0.1	0.4	6.7	5.6	19.6	6.5	12.4	18.7
VT	1.0	0.9	0.7	2.1	0.3	0.2	0.1	0.3	0.2	0.1	0.2	6.1	5.6	6.2	4.1	158.4	8.6
ND	2.0	1.2	1.1	-	0.3	0.2	0.1	0.1	0.1	-	0.1	5.3	4.6	16.0	9.5	57.0	15.9
CO	1.2	1.5	1.0	0.1	-	0.2	0.1	-	-	-	0.3	4.3	3.6	16.1	nm	45.1	17.6
SD	0.9	0.8	0.5	1.0	0.2	0.1	0.1	-	-	-	0.1	3.6	3.1	18.1	nm	38.0	18.5
NH	0.9	0.5	0.4	0.7	0.1	0.1	-	0.3	0.3	0.1	0.2	3.6	3.8	(11.4)	31.8	1.0	(5.3)
WA	1.0	0.6	0.9	-	-	0.2	0.1	-	-	-	0.1	2.9	2.5	16.5	nm	(11.3)	15.0
NM	1.0	0.5	0.6	0.2	-	0.3	-	-	-	-	0.1	2.6	2.3	17.4	nm	23.6	17.6
DE	0.5	0.4	0.5	0.5	0.1	0.2	-	-	-	-	-	2.2	1.9	14.8	nm	nm	15.2
OR	0.7	0.3	0.3	-	-	0.1	-	-	-	-	0.3	1.7	0.7	117.7	nm	nm	153.2
WY	0.3	0.2	0.1	-	-	0.1	-	-	-	-	-	0.7	0.5	53.9	nm	(11.5)	44.6
CT	0.2	0.1	0.1	-	-	-	-	-	-	0.1	0.1	0.6	0.4	53.5	nm	97.6	55.5
All Other	1.2	0.7	0.7	1.4	-	0.3	-	-	-	-	0.2	4.4	3.2	40.5	(1.9)	7.9	38.6
Total	$208.5	$158.7	$114.2	$94.8	$41.9	$30.1	$10.4	$90.4	$81.5	$26.3	$25.5	$882.3	$811.3	7.1	11.4	36.6	8.8
Other Direct	-	0.2	-	1.0	-	-	-	-	-	-	-	1.2	1.3	(5.8)	(74.1)	nm	(10.8)
Total Direct	$208.5	$158.9	$114.2	$95.8	$41.9	$30.1	$10.4	$90.4	$81.5	$26.3	$25.5	$883.5	$812.6	7.1	11.4	36.6	8.7

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

CINF First-Quarter 2012 Supplemental Financial Data 11

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Commercial casualty:
Written premiums				$202	$169	$175	$177	$189		$366		$541		$710
Earned premiums				181	179	180	180	172		352		532		711
Current accident year before catastrophe losses				70.2%	70.4%	64.1%	66.0%	78.8%		72.3%		69.5%		69.7%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				(26.7)	11.6	(26.7)	(27.2)	(32.3)		(29.7)		(28.7)		(18.5)
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				43.5%	82.0%	37.4%	38.8%	46.5%		42.6%		40.8%		51.2%
Commercial property:
Written premiums				$141	$125	$132	$123	$132		$255		$387		$512
Earned premiums				131	128	128	115	126		241		369		497
Current accident year before catastrophe losses				57.2%	31.1%	77.6%	76.8%	64.8%		70.5%		73.0%		62.1%
Current accident year catastrophe losses				31.4	(5.3)	33.8	78.8	15.2		45.6		41.5		29.4
Prior accident years before catastrophe losses				(4.4)	(17.5)	(4.9)	(1.7)	8.0		3.4		0.5		(4.1)
Prior accident years catastrophe losses				(5.8)	(5.3)	3.7	1.1	3.4		2.3		2.8		0.7
Total loss and loss expense ratio				78.4%	3.0%	110.2%	155.0%	91.4%		121.8%		117.8%		88.1%
Commercial auto:
Written premiums				$114	$100	$96	$102	$107		$209		$305		$405
Earned premiums				101	102	100	96	96		192		292		394
Current accident year before catastrophe losses				73.9%	81.3%	67.8%	72.6%	76.5%		74.5%		72.2%		74.5%
Current accident year catastrophe losses				1.4	(1.5)	2.5	6.2	0.3		3.3		3.0		1.9
Prior accident years before catastrophe losses				(11.9)	3.1	3.5	(11.0)	(24.2)		(17.6)		(10.3)		(6.9)
Prior accident years catastrophe losses				(0.5)	-	(0.1)	(0.1)	(0.4)		(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio				62.9%	82.9%	73.7%	67.7%	52.2%		60.0%		64.7%		69.3%
Workers' compensation:
Written premiums				$93	$78	$71	$73	$90		$163		$234		$312
Earned premiums				81	83	78	81	76		157		235		318
Current accident year before catastrophe losses				82.7%	64.5%	119.2%	108.5%	95.6%		102.3%		107.9%		96.6%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				(19.0)	(58.2)	(28.4)	(28.9)	(4.1)		(16.9)		(20.7)		(30.5)
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				63.7%	6.3%	90.8%	79.6%	91.5%		85.4%		87.2%		66.1%
Specialty package:
Written premiums				$40	$37	$36	$27	$37		$64		$100		$137
Earned premiums				38	38	36	27	37		64		100		138
Current accident year before catastrophe losses				66.4%	42.8%	91.6%	93.8%	62.7%		75.7%		81.5%		70.9%
Current accident year catastrophe losses				24.8	(3.0)	25.7	223.8	9.2		99.4		72.7		51.8
Prior accident years before catastrophe losses				(14.0)	(20.6)	19.6	1.8	15.1		9.5		13.2		3.9
Prior accident years catastrophe losses				(12.6)	0.8	(0.9)	(0.7)	(1.5)		(1.1)		(1.1)		(0.6)
Total loss and loss expense ratio				64.6%	20.0%	136.0%	318.7%	85.5%		183.5%		166.3%		126.0%
Surety and executive risk:
Written premiums				$27	$26	$28	$26	$24		$50		$78		$104
Earned premiums				27	27	26	25	25		50		76		103
Current accident year before catastrophe losses				49.2%	96.4%	54.7%	47.9%	54.7%		51.3%		52.4%		63.7%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				34.8	38.8	32.5	19.4	41.4		30.2		31.0		33.0
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				84.0%	135.2%	87.2%	67.3%	96.1%		81.5%		83.4%		96.7%
Machinery and equipment:
Written premiums				$9	$11	$9	$9	$9		$18		$27		$38
Earned premiums				9	10	9	9	8		17		26		36
Current accident year before catastrophe losses				36.0%	10.0%	38.7%	32.0%	28.2%		30.1%		33.1%		26.9%
Current accident year catastrophe losses				-	(2.3)	2.4	0.2	0.2		0.2		0.9		0.1
Prior accident years before catastrophe losses				3.2	(7.8)	(1.6)	6.9	8.5		7.7		4.5		1.2
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				39.2%	(0.1)%	39.5%	39.1%	36.9%		38.0%		38.5%		28.2%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2012 Supplemental Financial Data 12

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11

Personal auto:
Written premiums				$91	$92	$107	$104	$82		$186		$293		$385
Earned premiums				98	95	94	90	89		179		273		368
Current accident year before catastrophe losses				73.5%	103.4%	66.6%	67.3%	68.2%		67.7%		67.4%		76.7%
Current accident year catastrophe losses				5.1	(0.9)	1.5	10.3	1.3		5.8		4.3		3.0
Prior accident years before catastrophe losses				(8.1)	4.8	1.7	(5.0)	(5.3)		(5.1)		(2.8)		(0.8)
Prior accident years catastrophe losses				(0.8)	-	(0.1)	(0.1)	(0.4)		(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio				69.7%	107.3%	69.7%	72.5%	63.8%		68.2%		68.7%		78.7%

Homeowner:
Written premiums				$77	$79	$87	$78	$68		$146		$233		$312
Earned premiums				84	78	74	66	76		142		216		294
Current accident year before catastrophe losses				63.0%	62.8%	86.2%	97.8%	71.4%		83.6%		84.5%		78.7%
Current accident year catastrophe losses				60.4	(5.3)	40.3	175.4	22.1		92.7		74.7		53.6
Prior accident years before catastrophe losses				(2.9)	(13.3)	(6.1)	(0.5)	2.6		1.1		(1.4)		(4.5)
Prior accident years catastrophe losses				(9.8)	(0.2)	(1.8)	(0.1)	(5.8)		(3.1)		(2.7)		(2.0)
Total loss and loss expense ratio				110.7%	44.0%	118.6%	272.6%	90.3%		174.3%		155.1%		125.8%

Other personal:
Written premiums				$25	$25	$28	$28	$23		$51		$79		$104
Earned premiums				27	26	25	24	25		49		74		100
Current accident year before catastrophe losses				63.1%	52.7%	87.0%	88.2%	55.9%		71.9%		77.0%		70.7%
Current accident year catastrophe losses				11.7	(0.8)	10.4	34.5	3.8		19.0		16.1		11.7
Prior accident years before catastrophe losses				(22.1)	(18.8)	(36.4)	(18.4)	2.3		(7.9)		(17.6)		(17.9)
Prior accident years catastrophe losses				(3.1)	(0.1)	(0.6)	(0.5)	(0.8)		(0.6)		(0.6)		(0.5)
Total loss and loss expense ratio				49.6%	33.0%	60.4%	103.8%	61.2%		82.4%		74.9%		64.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2012 Supplemental Financial Data 13

Cincinnati Insurance Companies Consolidated

Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at March 31, 2012
Commercial casualty	$60	$36	$96	$5	$(15)	$(7)	$(17)	$65	$(15)	$29	$79
Commercial property	83	7	90	3	18	-	21	86	18	7	111
Commercial auto	59	10	69	(5)	(1)	-	(6)	54	(1)	10	63
Workers' compensation	55	13	68	(9)	(7)	2	(14)	46	(7)	15	54
Specialty packages	23	4	27	(10)	4	-	(6)	13	3	4	21
Surety and executive risk	15	5	20	(3)	(3)	6	-	12	(3)	11	20
Machinery and equipment	2	-	2	-	2	-	2	2	2	-	4
Total commercial lines	297	75	372	(19)	(2)	1	(20)	278	(2)	76	352

Personal auto	58	9	67	(2)	1	1	-	56	1	10	67
Homeowners	69	5	74	4	16	(1)	19	73	16	4	93
Other personal	11	1	12	-	1	-	1	11	1	1	13
Total personal lines	138	15	153	2	18	-	20	140	18	15	173

Commercial casualty & property	3	1	4	5	5	2	12	8	5	3	16
Total excess & surplus lines	3	1	4	5	5	2	12	8	5	3	16
Total property casualty	$438	$91	$529	$(12)	$21	$3	$12	$426	$21	$94	$541

Ceded loss and loss expense incurred at March 31, 2012
Commercial casualty	$-	$1	$1	$4	$(5)	$-	$(1)	$4	$(5)	$1	$-
Commercial property	8	-	8	3	(2)	-	1	11	(2)	-	9
Commercial auto	-	-	-	-	(1)	-	(1)	-	(1)	-	(1)
Workers' compensation	3	-	3	-	(1)	-	(1)	3	(1)	-	2
Specialty packages	4	-	4	(6)	(1)	-	(7)	(2)	(1)	-	(3)
Surety and executive risk	-	-	-	(3)	-	-	(3)	(3)	-	-	(3)
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	15	1	16	(2)	(10)	-	(12)	13	(10)	1	4

Personal auto	-	-	-	-	(1)	-	(1)	-	(1)	-	(1)
Homeowners	7	-	7	(2)	(5)	-	(7)	5	(5)	-	-
Other personal	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Total personal lines	8	-	8	(2)	(7)	-	(9)	6	(7)	-	(1)

Commercial casualty & property	-	-	-	-	(1)	-	(1)	-	(1)	-	(1)
Total excess & surplus lines	-	-	-	-	(1)	-	(1)	-	(1)	-	(1)
Total property casualty	$23	$1	$24	$(4)	$(18)	$-	$(22)	$19	$(18)	$1	$2

Net loss and loss expense incurred at March 31, 2012
Commercial casualty	$60	$35	$95	$1	$(10)	$(7)	$(16)	$61	$(10)	$28	$79
Commercial property	75	7	82	-	20	-	20	75	20	7	102
Commercial auto	59	10	69	(5)	-	-	(5)	54	-	10	64
Workers' compensation	52	13	65	(9)	(6)	2	(13)	43	(6)	15	52
Specialty packages	19	4	23	(4)	5	-	1	15	5	4	24
Surety and executive risk	15	5	20	-	(3)	6	3	15	(3)	11	23
Machinery and equipment	2	-	2	-	2	-	2	2	2	-	4
Total commercial lines	282	74	356	(17)	8	(1)	(8)	265	8	75	348

Personal auto	58	9	67	(2)	2	1	1	56	2	10	68
Homeowners	62	5	67	6	21	(1)	26	68	21	4	93
Other personal	10	1	11	-	2	-	2	10	2	1	13
Total personal lines	130	15	145	4	25	-	29	134	25	15	174

Commercial casualty & property	3	1	4	5	6	2	13	8	6	3	17
Total excess & surplus lines	3	1	4	5	6	2	13	8	6	3	17
Total property casualty	$415	$90	$505	$(8)	$39	$3	$34	$407	$39	$93	$539

CINF First-Quarter 2012 Supplemental Financial Data 14

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums				$762	$712	$730	$717	$708		$1,425		$2,155		$2,867
Agency new business written premiums				108	103	115	117	102		219		334		437
Other written premiums				(27)	(55)	(54)	(66)	(31)		(97)		(151)		(206)
Reported written premiums – statutory*				$843	$760	$791	$768	$779		$1,547		$2,338		$3,098
Unearned premium change				(45)	25	(22)	(38)	(34)		(72)		(94)		(69)
Earned premiums				$798	$785	$769	$730	$745		$1,475		$2,244		$3,029
Year over year change %
Agency renewal written premiums				8%	10%	8%	5%	4%		4%		5%		7%
Agency new business written premiums				6	(4)	6	10	11		11		9		6
Other written premiums				13	(67)	(8)	(57)	(72)		(62)		(37)		(44)
Reported written premiums – statutory*				8	5	7	3	3		3		4		5
Paid losses and loss expenses
Losses paid				$415	$455	$481	$560	$404		$964		$1,442		$1,899
Loss expenses paid				90	90	85	82	85		166		251		342
Loss and loss expenses paid				$505	$545	$566	$642	$489		$1,130		$1,693		$2,241
Statutory combined ratio
Loss ratio				55.9%	44.0%	65.4%	91.2%	58.4%		74.6%		71.5%		64.4%
Allocated loss expense ratio				5.5	6.2	6.4	7.0	6.0		6.5		6.4		6.3
Unallocated loss expense ratio				6.1	5.4	7.3	5.9	6.7		6.3		6.7		6.3
Net underwriting expense ratio				31.3	32.9	31.1	31.3	32.2		31.8		31.5		31.9
Statutory combined ratio				98.8%	88.5%	110.2%	135.4%	103.3%		119.2%		116.1%		108.9%
Contribution from catastrophe losses				11.1	(2.8)	12.0	39.8	5.5		22.5		18.9		13.3
Statutory combined ratio excluding catastrophe losses				87.7%	91.3%	98.2%	95.6%	97.8%		96.7%		97.2%		95.6%
Commission expense ratio				18.9%	19.5%	18.2%	18.2%	18.4%		18.3%		18.2%		18.6%
Other expense ratio				12.4	13.4	12.9	13.1	13.8		13.5		13.3		13.3
Statutory expense ratio				31.3%	32.9%	31.1%	31.3%	32.2%		31.8%		31.5%		31.9%
GAAP combined ratio
GAAP combined ratio				99.1%	87.6%	110.6%	136.6%	103.9%		120.1%		116.8%		109.2%
Contribution from catastrophe losses				11.1	(2.8)	12.0	39.8	5.5		22.5		18.9		13.3
GAAP combined ratio excluding catastrophe losses				88.0%	90.4%	98.6%	96.8%	98.4%		97.6%		97.9%		95.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 15

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums				$571	$514	$507	$500	$542		$1,042		$1,549		$2,063
Agency new business written premiums				75	74	81	81	71		152		233		307
Other written premiums				(20)	(42)	(41)	(44)	(25)		(69)		(110)		(152)
Reported written premiums – statutory*				$626	$546	$547	$537	$588		$1,125		$1,672		$2,218
Unearned premium change				(58)	21	10	(4)	(48)		(52)		(42)		(21)
Earned premiums				$568	$567	$557	$533	$540		$1,073		$1,630		$2,197
Year over year change %
Agency renewal written premiums				5%	8%	6%	2%	2%		2%		3%		4%
Agency new business written premiums				6	(3)	9	11	8		9		9		6
Other written premiums				20	(62)	2	(33)	(127)		(57)		(28)		(36)
Reported written premiums – statutory*				6	4	7	1	0		0		3		3
Paid losses and loss expenses
Losses paid				$282	$329	$326	$327	$290		$618		$942		$1,273
Loss expenses paid				74	75	65	63	69		131		197		271
Loss and loss expenses paid				$356	$404	$391	$390	$359		$749		$1,139		$1,544
Statutory combined ratio
Loss ratio				48.0%	40.6%	61.8%	77.5%	55.5%		66.4%		64.8%		58.5%
Allocated loss expense ratio				6.8	7.7	7.7	8.9	7.0		8.0		7.9		7.9
Unallocated loss expense ratio				6.3	1.8	7.3	4.4	6.7		5.5		6.1		5.0
Net underwriting expense ratio				31.3	33.6	32.6	32.2	32.9		32.6		32.6		32.8
Statutory combined ratio				92.4%	83.7%	109.4%	123.0%	102.1%		112.5%		111.4%		104.2%
Contribution from catastrophe losses				6.8	(2.9)	10.7	29.7	4.9		17.2		14.9		10.4
Statutory combined ratio excluding catastrophe losses				85.6%	86.6%	98.7%	93.3%	97.2%		95.3%		96.5%		93.8%
Commission expense ratio				17.9%	18.9%	18.1%	17.7%	18.5%		18.1%		18.1%		18.3%
Other expense ratio				13.4	14.7	14.5	14.5	14.4		14.5		14.5		14.5
Statutory expense ratio				31.3%	33.6%	32.6%	32.2%	32.9%		32.6%		32.6%		32.8%
GAAP combined ratio
GAAP combined ratio				94.2%	83.9%	107.9%	124.2%	104.0%		114.0%		111.9%		104.7%
Contribution from catastrophe losses				6.8	(2.9)	10.7	29.7	4.9		17.2		14.9		10.4
GAAP combined ratio excluding catastrophe losses				87.4%	86.8%	97.2%	94.5%	99.1%		96.8%		97.0%		94.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 16

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums				$175	$185	$209	$205	$156		$361		$570		$755
Agency new business written premiums				24	22	25	26	22		48		73		95
Other written premiums				(6)	(11)	(12)	(21)	(5)		(26)		(38)		(49)
Reported written premiums – statutory*				$193	$196	$222	$210	$173		$383		$605		$801
Unearned premium change				16	3	(29)	(30)	17		(13)		(42)		(39)
Earned premiums				$209	$199	$193	$180	$190		$370		$563		$762
Year over year change %
Agency renewal written premiums				12%	11%	11%	10%	9%		9%		10%		10%
Agency new business written premiums				9	(4)	0	8	22		14		9		6
Other written premiums				(20)	(83)	(100)	(200)	17		(100)		(100)		(96)
Reported written premiums – statutory*				12	7	7	3	12		7		7		7
Paid losses and loss expenses
Losses paid				$130	$122	$151	$229	$109		$338		$488		$611
Loss expenses paid				15	14	18	18	15		33		51		66
Loss and loss expenses paid				$145	$136	$169	$247	$124		$371		$539		$677
Statutory combined ratio
Loss ratio				76.2%	55.1%	78.4%	135.7%	64.9%		99.3%		92.2%		82.5%
Allocated loss expense ratio				1.8	1.8	1.9	3.0	2.3		2.6		2.4		2.2
Unallocated loss expense ratio				5.6	16.0	7.0	10.7	6.9		8.8		8.2		10.2
Net underwriting expense ratio				31.2	31.0	27.4	29.0	30.3		29.5		28.7		29.3
Statutory combined ratio				114.8%	103.9	114.7%	178.4%	104.4%		140.2%		131.5%		124.2%
Contribution from catastrophe losses				23.5	(2.7)	16.8	73.4	7.4		39.4		31.7		22.7
Statutory combined ratio excluding catastrophe losses				91.3%	106.6%	97.9%	105.0%	97.0%		100.8%		99.8%		101.5%
Commission expense ratio				21.3%	20.4%	17.6%	18.7%	17.9%		18.3%		18.1%		18.6%
Other expense ratio				9.9	10.6	9.8	10.3	12.4		11.2		10.7		10.7
Statutory expense ratio				31.2%	31.0%	27.4%	29.0%	30.3%		29.5%		28.8%		29.3%
GAAP combined ratio
GAAP combined ratio				110.9%	99.5%	119.7%	179.2%	101.4%		139.2%		132.6%		123.9%
Contribution from catastrophe losses				23.5	(2.7)	16.8	73.4	7.4		39.4		31.7		22.7
GAAP combined ratio excluding catastrophe losses				87.4%	102.2%	102.9%	105.8%	94.0%		99.8%		100.9%		101.2%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 17

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums				$16	$13	$14	$12	$10		$22		$36		$49
Agency new business written premiums				9	7	9	10	9		19		28		35
Other written premiums				(1)	(2)	(1)	(1)	(1)		(2)		(3)		(5)
Reported written premiums – statutory*				$24	$18	$22	$21	$18		$39		$61		$79
Unearned premium change				(3)	1	(3)	(4)	(3)		(7)		(10)		(9)
Earned premiums				$21	$19	$19	$17	$15		$32		$51		$70
Year over year change %
Agency renewal written premiums				60%	63%	56%	100%	67%		83%		71%		69%
Agency new business written premiums				0	(13)	(10)	11	13		12		4		0
Other written premiums				0	(100)	50	50	0		33		40		17
Reported written premiums – statutory*				33	20	29	62	38		50		42		36
Paid losses and loss expenses
Losses paid				$3	$3	$3	$4	$4		$8		$12		$15
Loss expenses paid				1	2	2	1	1		2		3		5
Loss and loss expenses paid				$4	$5	$5	$5	$5		$10		$15		$20
Statutory combined ratio
Loss ratio				65.7%	33.9%	41.1%	49.6%	77.6%		62.8%		54.8%		48.9%
Allocated loss expense ratio				10.6	5.6	11.2	(12.8)	19.1		2.2		5.5		5.5
Unallocated loss expense ratio				5.3	2.9	9.9	4.7	6.1		5.3		7.0		5.9
Net underwriting expense ratio				31.9	31.8	30.7	31.6	27.6		29.8		30.1		30.5
Statutory combined ratio				113.5%	74.2%	92.9%	73.1%	130.4%		100.1%		97.4%		90.8%
Contribution from catastrophe losses				3.7	(0.3)	2.5	4.4	2.8		3.6		3.2		2.2
Statutory combined ratio excluding catastrophe losses				109.8%	74.5%	90.4%	68.7%	127.6%		96.5%		94.2%		88.6%
Commission expense ratio				26.5%	26.0%	25.1%	24.5%	22.2%		23.5%		24.1%		24.5%
Other expense ratio				5.4	5.8	5.6	7.1	5.4		6.3		6.0		6.0
Statutory expense ratio				31.9%	31.8%	30.7%	31.6%	27.6%		29.8%		30.1%		30.5%
GAAP combined ratio
GAAP combined ratio				113.6%	74.8%	93.6%	74.7%	133.0%		102.1%		99.0%		92.2%
Contribution from catastrophe losses				3.7	(0.3)	2.5	4.4	2.8		3.6		3.2		2.2
GAAP combined ratio excluding catastrophe losses				109.9%	75.1%	91.1%	70.3%	130.2%		98.5%		95.8%		90.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 18

The Cincinnati Life Insurance Company

Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2012	2011	Change	% Change

Net premiums written	$64	$102	$(38)	(37)
Net investment income	34	34	-	nm
Commissions and expense allowances on reinsurance ceded	2	2	-	nm
Income from fees associated with Separate Accounts	-	1	(1)	-
Total revenues	$100	$139	$(39)	(28)

Death benefits and matured endowments	$17	$16	$1	6
Annuity benefits	13	13	-	nm
Surrender benefits and group conversions	6	6	-	nm
Interest and adjustments on deposit-type contract funds	3	3	-	nm
Increase in aggregate reserves for life and accident and health contracts	43	77	(34)	(44)
Total benefit expenses	$82	$115	$(33)	(29)

Commissions	$10	$12	$(2)	(17)
General insurance expenses and taxes	11	10	1	10
Total operating expenses	$21	$22	$(1)	(5)

Federal and foreign income tax benefit	(1)	8	(9)	nm

Net loss from operations before realized capital gains	$(2)	$(7)	$4	71

Net realized losses net of capital gains tax	-	(20)	20	nm

Net loss (statutory)	$(2)	$(26)	$24	92

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2012 Supplemental Financial Data 19